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                                                                    EXHIBIT 99.2


                               AMENDMENT NO. 1 TO


                         SECOND AMENDED RIGHTS AGREEMENT


         THIS AMENDMENT NO. 1 TO SECOND AMENDED RIGHTS AGREEMENT (this "Amendment"), dated as of June 13, 2000, is made and entered into by and between Wynn's International, Inc. a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

                                 R E C I T A L S


         A. The Company and the Rights Agent are parties to that certain Second Amended Rights Agreement, dated as of October 22, 1998 (the "Original Rights Agreement").


         B. The Company desires to amend the Original Rights Agreement as set forth herein, and has directed that the Rights Agent enter into this Amendment of the Original Rights Agreement pursuant to, and in accordance with, the requirements of Section 26 of the Original Rights Agreement.


         NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Company and the Rights Agent hereby amend the definition of "Acquiring Person" as set forth in Section 1(a) of the Original Rights Agreement to add a new clause (iv) to immediately follow the existing clause (iii) of the definition set forth in the Original Rights Agreement, and which shall read as follows:

         "or, (iv) Parker-Hannifin Corporation, or Affiliates or Associates of Parker-Hannifin Corporation, with respect to the consummation of the transactions contemplated by and effected pursuant to that certain Agreement and Plan of Merger, dated the date hereof (the "Merger Agreement"), among the Company, Parker-Hannifin Corporation, and a wholly owned subsidiary of Parker-Hannifin Corporation (this clause (iv) shall be of no further force and effect in the event that such Agreement and Plan of Merger is terminated)."

         2. Except as expressly amended herein, all terms and provisions of the Original Rights Agreement shall remain in full force and effect.

         3. This Amendment may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other parties.

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         4. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         5. This Amendment shall be effective as of, and immediately prior to, the execution and delivery of the Merger Agreement, and all references to the Rights Agreement shall, from and after such time, be deemed to be references to the Rights Agreement as amended hereby.

         6. The Company shall promptly notify the Rights Agent of any termination of the Merger Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

                                  "THE COMPANY"

                                  WYNN'S INTERNATIONAL, INC.
                                  a Delaware corporation


                                  By: /s/ Gregg M. Gibbons
                                     -------------------------------------------
                                  Name: Gregg M. Gibbons
                                  Title: Vice President - Corporate Affairs and
                                         General Counsel



                                  "RIGHTS AGENT"

                                  CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                                  By: /s/ Sharon Knepper
                                     -------------------------------------------
                                  Name: Sharon Knepper
                                  Title: Vice President


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